UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2011 (May 23, 2011)
JOHN B. SANFILIPPO & SON, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19681	36-2419677
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On May 23, 2011, the U.S. District Court for the Northern District of Illinois (the “District Court”) granted preliminary approval of a proposed settlement of the class action previously disclosed in the periodic filings of John B. Sanfilippo & Son, Inc. entitled Cardenas et. al. v. John B. Sanfilippo & Son, Inc. Final approval of the proposed settlement is scheduled to occur in the District Court on or about September 8, 2011. Information regarding the proposed settlement is set forth in the Notice of Class Action and Proposed Settlement and Notice of Collective Action and Proposed Settlement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The exhibit filed herewith is listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	JOHN B. SANFILIPPO & SON, INC.
(Registrant)

	By:	/s/ Frank Pellegrino
	Name:	Frank Pellegrino
	Title:	Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Notice of Class Action and Proposed Settlement and Notice of Collective Action and Proposed Settlement